SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                January 12, 1996
                        (Date of earliest event reported)

                             DONALDSON COMPANY, INC.
             (Exact name of Registrant as specified in its charter)


    Delaware                           1-7891                    41-0222640
   (State of                    (Commission File No.)          (IRS Employer
 Incorporation)                                              Identification No.)


                              1400 West 94th Street
                          Minneapolis, Minnesota 55431
          (Address of principal executive offices, including zip code)


                                  (612)887-3131
              (Registrant's telephone number, including area code)


Item 5. Other Events.

Rights Agreement

         On January 12, 1996, the Board of Directors of Donaldson Company, Inc. (the "Company") approved the extension of the benefits afforded by the Company's existing rights plan by adopting a new shareholder rights plan. The new plan, like the existing plan, is intended to promote continuity and stability, deter coercive or partial offers which will not provide fair value to all shareholders and enhance the Board's ability to represent all shareholders and thereby maximize shareholder values.

         Pursuant to the new rights Agreement between the Company and Norwest Bank Minnesota, National Association, as Rights Agent (the "1996 Rights Agreement"), one Right will be issued for each outstanding share of common stock, par value $5.00 per share, of the Company on the expiration of the existing rights (March 4, 1996). Each of the new Rights will entitle the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $1.00 per share, at a price of $130 per one one-thousandth of a share. The rights, however, will not become exercisable unless and until, among other things, any person acquires 15% or more of the outstanding common stock. The new Rights are redeemable under certain circumstances at $.01 per Right and will expire, unless earlier redeemed, on March 3, 2006.

         The description and terms of the new Rights are set forth in the 1996 Rights Agreement, a copy of which is filed herewith and is incorporated herein by reference.

Item 7. Financial Statement and Exhibits.

         Exhibits:

         4.1 Rights Agreement, dated as of January 12, 1996, between Donaldson Company, Inc. and Norwest Bank Minnesota, National Association, as Rights Agent, which includes as Exhibit A the Certificate of Designation, preferences and Rights of the Series A Junior Participating Preferred Stock and as Exhibit B the form of Rights Certificate.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         By       /s/ Raymond F. Vodovnik
                                            Name: Raymond F. Vodovnik
                                           Title: V.P. Law and Secretary
Date:  January 30, 1996
3509

EXHIBIT INDEX



Exhibit                Description                                        Page

  4.1                  Form of Rights Agreement, dated as of January       4
                       12, 1996, between Donaldson Company, Inc. and
                       Norwest Bank Minnesota, National Association, as Rights Agent, which includes as Exhibit A the Certificate of Designation, Preferences and Rights of the Series A Junior
                       Participating Preferred Stock and as Exhibit
                       B the form of Rights Certificate.


3509